SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[X]      Soliciting Material Pursuant to ss. 240.14a-12

                                Blockbuster Inc.

                (Name of Registrant as Specified In Its Charter)

                                Icahn Partners LP
                          Icahn Partners Master Fund LP
                         High River Limited Partnership
                                Icahn & Co., Inc.
                                  Carl C. Icahn
                                Keith A. Meister
                               Vincent J. Intrieri
                                  Nick Graziano

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:



         2) Aggregate number of securities to which transaction applies:



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



         4) Proposed maximum aggregate value of transaction:



         5) Total fee paid:



[  ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:



         2) Form, Schedule or Registration Statement No.:



         3) Filing Party:



         4) Date Filed:

On May 3, 2005, Mr. Icahn issued a press release attached hereto as Exhibit A, and he is sending a letter to stockholders of Blockbuster Inc. with the text of the press release, which is attached hereto as Exhibit B.


SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY MR. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF BLOCKBUSTER INC. FOR USE AT ITS ANNUAL MEETING. THE DEFINITIVE PROXY STATEMENT IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

                                                                      EXHIBIT A


For Immediate Release
Contact: Susan Gordon, (212) 702-4309

           ICAHN ANNOUNCES THAT ISS RECOMMENDS NOT VOTING BLOCKBUSTER
                         MANAGEMENT'S WHITE PROXY CARD


        ISS RECOMMENDS VOTING THE ICAHN GOLD CARD FOR BLEIER AND ZELNICK

          ICAHN ASKS STOCKHOLDERS TO VOTE FOR ALL THREE ICAHN NOMINEES

New York, NY-May 3, 2005---Carl Icahn announced today that he was extremely pleased that Institutional Shareholder Services (ISS) yesterday issued a proxy analysis of the proxy contest of Blockbuster Inc. and recommended that its member institutions not vote management's white proxy card and vote the Icahn slate gold proxy card for Strauss Zelnick and Edward Bleier.

Mr. Icahn stated "I hope that all stockholders follow ISS' recommendation to VOTE THE GOLD PROXY CARD for Mr. Zelnick and Mr. Bleier, whom they recognized as superior candidates." Mr. Icahn went on to say "I am disappointed that ISS recommended that stockholders withhold voting for my individual candidacy. I disagree with the ISS suggestion that I may be a disruptive force on the Board. In fact, if the Icahn slate is elected, I look forward to working together with Mr. Antioco to enhance stockholder value. In addition to the vast media industry expertise that Mr. Zelnick and Mr. Bleier would bring to the Board, I would bring financial acumen that is unmatched by any of management's nominees."

In addition, Mr. Icahn said that he "was heartened that Blockbuster's press release on Friday, April 29, 2005, indicates to us that we were correct that the Board could cure any default in Mr. Antioco's employment agreement that would be created if Mr. Antioco does not get reelected as a director, especially in light of the fact that I would support him being reinstated as the Chairman of the Board."

Mr. Icahn concluded, "I, as the largest beneficial holder of Blockbuster stock, intend to cooperate with management, and certainly hope that management's plans are successful. However, I remain to be concerned that management's initiatives will continue to be inadequate. If earnings and cash flow continue to decline, management should be held accountable, and, in this regard, stockholders may wish to elect a slate of directors in 2006 that, together with my three current nominees, would constitute a majority of the Blockbuster Board. Because the Board is staggered, the only way to enable stockholders to do it in 2006 is to elect ALL THREE of my nominees now. Please follow ISS' recommendation and do NOT vote the white proxy card. Please vote the GOLD PROXY CARD for my two nominees and myself."

SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY MR. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF BLOCKBUSTER INC. FOR USE AT ITS ANNUAL MEETING. THE DEFINITIVE PROXY STATEMENT IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

                                                                      EXHIBIT B


                                  CARL C. ICAHN
                          767 FIFTH AVENUE - 47TH FLOOR
                               NEW YORK, NY 10153

May 3, 2005

Dear Fellow Blockbuster Stockholder:

Below is the text of press release that I issued today:


           ICAHN ANNOUNCES THAT ISS RECOMMENDS NOT VOTING BLOCKBUSTER
                          MANAGEMENT'S WHITE PROXY CARD


        ISS RECOMMENDS VOTING THE ICAHN GOLD CARD FOR BLEIER AND ZELNICK

          ICAHN ASKS STOCKHOLDERS TO VOTE FOR ALL THREE ICAHN NOMINEES

New York, NY-May 3, 2005---Carl Icahn announced today that he was extremely pleased that Institutional Shareholder Services (ISS) yesterday issued a proxy analysis of the proxy contest of Blockbuster Inc. and recommended that its member institutions not vote management's white proxy card and vote the Icahn slate gold proxy card for Strauss Zelnick and Edward Bleier.

Mr. Icahn stated "I hope that all stockholders follow ISS' recommendation to VOTE THE GOLD PROXY CARD for Mr. Zelnick and Mr. Bleier, whom they recognized as superior candidates." Mr. Icahn went on to say "I am disappointed that ISS recommended that stockholders withhold voting for my individual candidacy. I disagree with the ISS suggestion that I may be a disruptive force on the Board. In fact, if the Icahn slate is elected, I look forward to working together with Mr. Antioco to enhance stockholder value. In addition to the vast media industry expertise that Mr. Zelnick and Mr. Bleier would bring to the Board, I would bring financial acumen that is unmatched by any of management's nominees."

In addition, Mr. Icahn said that he "was heartened that Blockbuster's press release on Friday, April 29, 2005, indicates to us that we were correct that the Board could cure any default in Mr. Antioco's employment agreement that would be created if Mr. Antioco does not get reelected as a director, especially in light of the fact that I would support him being reinstated as the Chairman of the Board."

Mr. Icahn concluded, "I, as the largest beneficial holder of Blockbuster stock, intend to cooperate with management, and certainly hope that management's plans are successful. However, I remain to be concerned that management's initiatives will continue to be inadequate. If earnings and cash flow continue to decline, management should be held accountable, and, in this regard, stockholders may wish to elect a slate of directors in 2006 that, together with my three current nominees, would constitute a majority of the Blockbuster Board. Because the Board is staggered, the only way to enable stockholders to do it in 2006 is to elect ALL THREE of my nominees now. Please follow ISS' recommendation and do NOT vote the white proxy card. Please vote the GOLD PROXY CARD for my two nominees and myself."

SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY MR. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF BLOCKBUSTER INC. FOR USE AT ITS ANNUAL MEETING. THE DEFINITIVE PROXY STATEMENT IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

                                                               Very truly yours,

                                                               Carl Icahn

===============================================================================
IMPORTANT

Please sign, date and return the enclosed GOLD proxy card today in the postage-paid envelope provided. Do not sign any proxy card that you may receive or have received from Blockbuster. You may also revoke any proxy you previously signed and submitted by signing, dating and returning the enclosed GOLD proxy card.

If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:

                              D.F. KING & CO., INC.
                                 48 Wall Street
                               New York, NY 10005
                         Call Toll-Free: 1-800-431-9645
            Banks and Brokerage Firms Call Toll-Free: 1-212-269-5550

===============================================================================